                                        EX 10.53.7

               ASSIGNMENT AND FIRST AMENDMENT TO
         AGREEMENT TO PROVIDE MANAGEMENT SERVICES TO
        AN ASSISTED LIVING AND INDEPENDENT LIVING
        FACILITY


     THIS ASSIGNMENT AND FIRST AMENDMENT TO AGREEMENT
TO PROVIDE MANAGEMENT SERVICES TO AN ASSISTED LIVING
AND INDEPENDENT LIVING FACILITY (the "Assignment and
Amendment") is made and entered into as of this 1st day of September, 1997 by and among EMERITUS CORPORATION, a Washington corporation, COLUMBIA HOUSE, L.L.C., a
Washington limited liability company, ACORN SERVICE
CORPORATION, a Washington corporation ("Acorn"), and AUTUMN RIDGE HERCULANEUM, L.L.C., a Washington limited liability company ("Autumn Ridge").

     Emeritus Corporation, as the manager, and Columbia
House, LLC, as the Owner, previously entered into the Agreement to Provide Management Services to an Assisted
Living and Independent Living Facility dated June
1,1997 for that certain congregate care and assisted living facility located at 300 Autumn Ridge Drive, Herculaneum, Missouri, commonly known and described as "Autumn Ridge Retirement Home" or "Autumn Ridge
Residential Care Apartments" (the "Management
Agreement"). Defined terms used herein and not otherwise defined herein shall have the meaning specified in the Management Agreement. Autumn Ridge has acquired the interest of Columbia House, LLC in the Facility and Autumn Ridge wishes to have Acorn, an affiliate of Emeritus Corporation, act as the manager of the Facility, and the parties wish to make certain other changes in the Management Agreement as provided herein.

     Accordingly, Emeritus Corporation hereby assigns its interest in the Management Agreement to Acorn and Acorn hereby assumes and agrees to perform all of Emeritus Corporation' s obligations thereunder, and Columbia House, L.L.C. hereby assigns its interest in the Management Agreement to Autumn Ridge and Autumn
Ridge hereby assumes and agrees to perform all of Columbia House, L.L.C.'s obligations thereunder. Acorn and Autumn Ridge agree that the Management Agreement is hereby amended as follows:

     1. Acorn shall be substituted for the Manager and Autumn Ridge shall be substituted for the Owner as referenced in the Management Agreement. Autumn Ridge shall look solely to Acorn to perform Manager' s obligations under the Management Agreement, and Acorn shall look solely to Autumn Ridge to perform Owner's obligations under the Management Agreement, and neither
Emeritus Corporation nor Columbia House, L.L.C. shall have any further liability or obligation under the Management Agreement.

      2. The following is hereby inserted as Paragraph
      1. I 5 of the Management Agreement:

          "1.15. EXTRAORDINARY COSTS. Except as
     otherwise specifically provided herein, all extraordinary costs incurred by Manager with respect to the Facility shall be separately reimbursed as Facility expenses (and not included in the management fee) after first having been approved by Owner."

     3.  The following is hereby inserted as Paragraph
     1.16 of the Management Agreement:

          "1.16 LEGAL PROCEEDINGS. If approved by
     Owner, Manager shall, as a Facility Expense and through its legal counsel, coordinate all legal matters and proceedings with Owner's counsel; if Owner does not approve the same, Owner shall indemnify, protect, defend and hold Manager harmless with respect to such legal matters and proceedings except any such legal matters and proceedings resulting from Manager's negligent acts or omissions or willful misconduct."

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     4. EFFECT OF AMENDMENT. The Management Agreement
and all of the terms thereof as hereby amended shall remain in full force and effect upon and subject to the terms and conditions thereof as so amended.

     5. COUNTERPARTS. This Assignment and Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall comprise but a single instrument.

     IN WITNESS WHEREOF, the parties hereby execute this Assignment and Amendment on the day and year first written above.

AUTUMN RIDGE:                          ACORN:
AUTUMN RIDGE HERCULANEUM, .L.C.             ACORN
SERVICE CORPORATION:

By:  /s/ Daniel R. Baty                          By:
/s/ Raymond R. Brandstrom
        -----------------------------------
-----------------------------------------
Its:  Manager                                    Its:
President



CONSENT AND AGREEMENT OF ORIGINAL PARTIES:
Emeritus Corporation and Columbia House, L.L.C. hereby consent and agree to the foregoing effective as of the date first set forth above.

EMERITUS CORPORATION                    COLUMBIA HOUSE,
L.L.C.

By:  /s/ Raymond R. Brandstrom                    By:
/s/ Daniel R. Baty
       ----------------------------------------
--------------------------------
Its:  President                              Its:
Manager




















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